UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2023

PARKERVISION, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-22904	59-2971472
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4446-1A Hendricks Avenue Suite 354, Jacksonville, Florida	32207
(Address of Principal Executive Offices)	(Zip Code)

(904) 732-6100
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.       Entry into a Material Definitive Agreement.

Convertible Notes

On January 11, 2023, ParkerVision, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with an accredited investor identified on Exhibit 10.5 hereof, which provides for the sale of an unsecured convertible promissory note (the “Jan 11 Note”) with a face value of $500,000.  On January 13, 2023, the Company entered into Purchase Agreements with additional accredited investors identified on Exhibit 10.5 hereof (collectively, the “Holders”) which provides for the sale of unsecured convertible promissory notes (the “Jan 13 Notes”) with an aggregate face value of $200,000.  The Jan 11 Note and Jan 13 Notes (collectively the “Notes”) are convertible at any time and from time to time by the Holders into shares of Common Stock at a fixed conversion price of $0.16 per share.  Any unconverted, outstanding principal amount of the Notes is payable five years following the closing date, except that the Jan 11 Note provides that the maturity date of the note may be extended for up to ten (10) one-year periods at the option of the holder.

At any time following the one-year anniversary of the issuance date of the Jan 13 Notes, the Company may prepay the then outstanding principal amount of the Jan 13 Notes, along with any accrued interest, at a cash premium of 125% prior to the two-year anniversary, 120% prior to the three-year anniversary, 115% prior to the four-year anniversary or 110% thereafter.

Interest accrues at a rate of 9% per annum on the Notes, and is payable quarterly either in cash, shares of Common Stock, or a combination thereof at the Company’s option, subject to certain equity conditions, on the 15th of April, July, October, and January of each year during the initial five (5) year term of the Notes (each an “Interest Payment Date”) commencing with the first Interest Payment Date following effective date of registration of the underlying shares. In the event the maturity date of the Jan 11 Note is extended at the option of the holder, the interest rate shall decrease to 2% per annum and is payable once annually at the extended maturity date.

The Notes provide for events of default that include (i) failure to pay principal or interest when due, (ii) any breach of any of the representations, warranties, covenants or agreements made by the Company in the Purchase Agreement, (iii) events of liquidation or bankruptcy, and (iii) a change in control.  In the event of default, the interest rate increases to 12% per annum and the outstanding principal balance of the Notes plus all accrued interest due may be declared immediately payable by the holders of a majority of the outstanding principal balance of the Notes.

The Company also entered into a registration rights agreement (the “Convertible Notes Registration Rights Agreement”) with the Holders pursuant to which the Company will register the shares of Common Stock underlying the Notes.  The Company has committed to file the registration statement by April 7, 2023 and to cause the registration statement to become effective by April 30, 2023 (or in the event of a review by the Securities and Exchange Commission, by June 30, 2023). The Convertible Notes Registration Rights Agreement provides for liquidated damages upon the occurrence of certain events, including failure by the Company to file the registration statement or cause it to become effective by the deadlines set forth above. The amount of the liquidated damages is 1.0% of the aggregate subscription amount paid by the Holders for the Notes upon the occurrence of the event, and monthly thereafter, up to a maximum of 6%, or $42,000.

The Notes were offered and sold solely to accredited investors on a private placement basis under Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

The foregoing summaries of the Purchase Agreement, the Jan 11 Note, the Jan 13 Notes, and the Convertible Notes Registration Rights Agreement are qualified in their entirety by reference to the full text of the agreements, which are attached as part of Exhibits 10.1 through 10.4 hereto and are incorporated herein by reference.

Private Placement of Common Stock

On January 13, 2023, the Company entered into securities purchase agreements (the “Common Stock Purchase Agreement”) with accredited investors identified on Exhibit 10.8 hereof, which provides for the sale of an aggregate of 843,750 shares (“Shares”) of the Company’s common stock, par value $0.01 per share, at a price of $0.16 per share for aggregate proceeds of $135,000.  The Shares sold included 62,500 shares sold to a director of the Company. The Company closed the sale contemplated by the Common Stock Purchase Agreement on the same date.

The Company also entered into registration rights agreements (the “Common Stock Registration Rights Agreement”) with the investors pursuant to which the Company will register the Shares.  The Company has committed to file the registration statement by April 7, 2023 and to cause the registration statement to become effective by April 30, 2023 (or in the event of a review by the Securities and Exchange Commission, by June 30, 2023). The Common Stock Registration Rights Agreement provides for liquidated damages upon the occurrence of certain events including failure by the Company to file the registration statement or cause it to become effective by the deadlines set forth above. The amount of the liquidated damages is 1.0% of the aggregate purchase price paid by the investors upon the occurrence of the event, and monthly thereafter, up to a maximum of 6%, or $8,100.

The Shares were offered and sold to accredited investors on a private placement basis under Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

The foregoing summaries of the Common Stock Purchase Agreement and the Common Stock Registration Rights Agreement are qualified in their entirety by reference to the full text of the agreements, which are attached as part of Exhibits 10.6 through 10.7 hereto and are incorporated herein by reference.

The aggregate proceeds from the sale of Notes and Shares of $835,000 will be used for ongoing operations.

Item 3.02.       Unregistered Sales of Equity Securities.

The disclosures included in Item 1.01 are incorporated herein by reference to the extent required.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Form of Purchase Agreement (incorporated by reference to Exhibit 10.1 of Form 8-K filed June 3, 2022)
10.2	Form of Registration Rights Agreement (Convertible Notes)
10.3	Form of Convertible Note dated January 11, 2023
10.4	Form of Convertible Note dated January 13, 2023
10.5	List of Accredited Investors (Convertible Notes)
10.6	Common Stock Purchase Agreement dated January 13, 2023
10.7	Form of Registration Rights Agreement (incorporated by reference to Exhibit 10.2 of Form 8-K filed December 6, 2022)
10.8	List of Accredited Investors (Common Stock Purchase)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2023
PARKERVISION, INC.

By /s/ Cynthia French
Cynthia French
Chief Financial Officer